Ex.32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Luvulis Corporation, on the Form 10-Q for the quarterly period ended July 31, 2026 as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jakub Marcin Dzierzynski, Principal Executive, Financial and Accounting Officer of the Company, certify to the best of  my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

 the Report, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 31, 2026	By:	/s/	Jakub Marcin Dzierzynski
		Name:	Jakub Marcin Dzierzynski
		Title:	President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)